Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
IN AND FOR NEW CASTLE COUNTY

UNISUPER LTD., PUBLIC SECTOR SUPERANNUATION SCHEME BOARD, COMMONWEALTH SUPERANNUATION SCHEME BOARD, UNITED SUPER PTY LTD.,
MOTOR TRADES ASSOCIATION OF AUSTRALIA SUPERANNUATION FUND PTY LTD., H.E.S.T. AUSTRALIA LTD., CARE SUPER PTY LTD., UNIVERSITIES SUPERANNUATION SCHEME LTD., BRITEL FUND NOMINEES LIMITED, HERMES
ASSURED LIMITED, STICHTING PENSIOENFONDS ABP, CONNECTICUT RETIREMENT PLANS AND TRUST FUNDS, and THE CLINTON TOWNSHIP POLICE AND FIRE RETIREMENT SYSTEM, on behalf of themselves and all others similarly
situated,

Plaintiffs,

v.

NEWS CORPORATION, a Delaware corporation, K. RUPERT MURDOCH AC, PETER L. BARNES, CHASE CAREY, PETER CHERNIN, KENNETH E. COWLEY AO, DAVID F. DEVOE, VIET DINH, RODERICK EDDINGTON, ANDREW S.B. KNIGHT, LACHLAN K. MURDOCH, THOMAS J. PERKINS, STANLEY S. SHUMAN, ARTHUR M. SISKIND, and JOHN L. THORNTON,

Defendants.

: : : : : : : : : : : : : : : : : : :	Civil Action No. 1699-N

SCHEDULING ORDER

The parties having made application, pursuant to Court of Chancery Rule 23, for an Order approving the settlement (the "Settlement") of the above action (the "Action") in accordance with a Stipulation of Settlement dated as of April 12, 2006 (the "Stipulation"), which is incorporated herein by reference and which, together with the accompanying documents, sets forth the terms and conditions for the proposed Settlement of the Action and for a judgment dismissing Plaintiffs' claims in the Action with prejudice upon the terms and conditions set forth therein; and the Court having read and considered the Stipulation and the accompanying documents; and all parties having consented to the entry of this Order;

IT IS HEREBY ORDERED this 18 day of April, 2006 that:

1. Preliminarily for purposes of this Order, the Action shall be maintained and proceed as a class action pursuant to Court of Chancery Rules 23(a), 23(b)(1) and 23(b)(2), without opt-out rights, by the Plaintiffs in the Action (the "Plaintiffs") on behalf of all persons or entities who owned shares of any class of News Corp. common stock at any time, as well as all persons or entities who owned shares of stock in TNCL (including ordinary shares and/or preferred limited voting shares) at any time from September 30, 2004 to November 12, 2004, either of record or beneficially, including any and all of their respective successors-in-interest, predecessors, representatives, trustees, executors, administrators, heirs, assigns or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under, any of them, and each of them (the "Class").

2. A hearing (the "Hearing") shall be held before the Court on Tuesday, May 23, at 10:00 a.m. in the Court of Chancery of the State of Delaware, in and for Sussex County, in the Court of Chancery Courthouse, 34 The Circle, Georgetown, DE 19947, for the purposes of: (a) determining whether the proposed Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable, adequate and in the best interests of the Class and should be approved by the Court, and whether the Order and Final Judgment provided for in the Stipulation should be entered thereon; (b) determining whether the Action should be certified as a class action; (c) considering the application of Plaintiffs' counsel for an award of attorneys' fees and expenses to be paid by News Corp. or one of its wholly owned subsidiaries; and (d) ruling on such other matters as the Court may deem appropriate. The Court may adjourn the Hearing (including consideration of the application of Plaintiffs' counsel for an award of attorneys' fees and expenses) or any adjournment thereof without further notice to the Class other than by announcement at the Hearing or any adjournment thereof.

3. The Court finds that the manner and form of notice set forth in subparagraphs 3(a) and 3(b) of this Order, meets the requirements of Court of Chancery Rule 23 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all persons entitled thereto.

(a) News Corp. shall provide notice of the Settlement to the members of the Class by means of (1) a press release to be agreed upon by the parties substantially in the form attached as Exhibit B to the Stipulation, which together with the Stipulation shall be made available on News Corp.'s website until the Settlement has been approved by the Court, and (2) a Form 8-K filing with the Securities & Exchange Commission. News Corp. will pay the entire cost and expense related to the provision of such notice to the Class.

(b) At or before the Hearing provided for in paragraph 2 of this Order, News Corp. shall file proof, by affidavit, that such notice provided for in paragraph 3(a) occurred.

4. At the Hearing, any member of the Class who desires to do so may appear personally or by counsel, provided that an appearance is filed and served, as hereinafter provided, and show cause, if any, why the Settlement of Plaintiffs' claims in the Action should not be approved as fair, reasonable, adequate, and in the best interests of the Class; why the Order and Final Judgment should not be entered dismissing with prejudice Plaintiffs' claims asserted against all of the Defendants on the merits and with prejudice against the Plaintiffs and the Class, as determined by the Court; or why the Court should not grant an allowance of fees and expenses to Plaintiffs' counsel for their services herein and expenses incurred; provided, however, that no member of the Class or any other person opposing the Settlement or any provision thereof shall be heard or entitled to contest the approval of the terms and conditions of the Settlement and, if approved, the Order and Final Judgment to be entered thereon and the allowance of fees and expenses to Plaintiffs' counsel, and no papers or briefs submitted by any member of the Class or any other person shall be received and considered, except by Order of the Court for good cause shown, unless, no later than ten (10) calendar days prior to the Hearing, copies of: (a) a notice of intention to appear; (b) a detailed statement of such person's specific objections to any matter before the Court; (c) proof that the person opposing the Settlement was a member of the Class; (d) the grounds for such objections and any reasons for the Class member's desiring to appear and to be heard; and (e) all documents and writings such person desires this Court to consider, shall be served upon the following counsel:

Stuart M. Grant, Esquire
GRANT & EISENHOFER, P.A.
Chase Manhattan Centre
1201 North Market Street
Wilmington, DE 19801

Edward P. Welch, Esquire
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
One Rodney Square
Post Office Box 636
Wilmington, DE 19899-0636

and then filed with the Register in Chancery at the New Castle County Courthouse. Unless the Court otherwise directs, no member of the Class shall be entitled to object to the Settlement, or to the Order and Final Judgment to be entered herein, or to the award of attorneys' fees and expenses to Plaintiffs' counsel, or otherwise to be heard, except by serving and filing written objections as described above. Any person who fails to object in the manner provided above shall be deemed to have waived such objection and shall forever be barred from making any such objection in this Action or in any other action or proceeding.

5. Following the Hearing, if the Court approves the Settlement provided for in the Stipulation, judgment shall be entered substantially in the form attached as Exhibit C (the "Order and Final Judgment") to the Stipulation.

6. In the event that: (i) the Court declines, in any respect (except for a modification of the proposed Class definition or of the releases provided for in the Stipulation which is not material), to enter the Order and Final Judgment provided for above and any one of the parties hereto fails to consent to the entry of another form of order in lieu thereof; (ii) the Court disapproves the Settlement, including any amendments thereto agreed upon by all of the parties; or (iii) the Court approves the Settlement or any amendment thereto approved by all of the parties, but such approval is reversed or substantially modified on appeal without all parties consenting to such modification and such reversal or modification becomes final by a lapse of time or otherwise; then, in any of such events, the Stipulation, the Settlement (including any amendments hereof), any actions taken or to be taken with respect to the Settlement, and the Order and Final Judgment to be entered shall be of no further force or effect and shall be null and void, and without prejudice to any of the parties hereto, who shall be restored in all respects to their respective positions existing prior to the execution of the Stipulation. For purposes of this provision, a disallowance or modification by the Court of the fees and expenses sought by plaintiffs' counsel shall not be deemed an amendment, modification or disapproval of the Settlement or the Order and Final Judgment.

7. The Court reserves the right to approve the Stipulation and the Settlement with modifications and without further notice to members of the Class, and retains jurisdiction over this Action to consider all further applications arising out of or connected with the proposed Settlement.

8. Pending final determination of whether the Settlement should be approved, Plaintiffs and all members of the Class, and any of them, are hereby barred and enjoined from asserting, commencing, prosecuting, assisting, instigating or in any way participating in the commencement or prosecution of any action asserting any Settled Claims, either directly, representatively, derivatively or in any other capacity.

/s/ William B. Chandler III
Chancellor